Exhibit 10.1

SECOND AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

This Second Amendment to Management Services Agreement (this “Amendment”) is dated as of May 3, 2015, and is between SP Corporate Services LLC (“SP Corporate”), a Delaware limited liability company having an office at 590 Madison Avenue, 32nd Floor, New York, New York 10022, and Handy & Harman Ltd., a Delaware corporation and Handy & Harman Group Ltd., a Delaware corporation (collectively, the “Company”), having an office at 1133 Westchester Avenue, Suite N-222, White Plains, New York 10604.

RECITALS

The Company and SP Corporate are parties to a Management Services Agreement dated as of January 1, 2012, as amended by the First Amendment to Management Services Agreement dated as of March 27, 2013 (the “Management Services Agreement”), whereby SP Corporate furnishes the Company and its subsidiaries with certain Services. The parties desire to amend the Management Services Agreement to clarify the Additional Corporate Services to be provided by SP Corporate to the Company and to modify the payments to be made by the Company to SP Corporate.

1.           Defined Terms.  Defined terms used but not defined in this Amendment are as defined in the Management Services Agreement.

2.           Amendment to Section 3.01(b).  In Section 3.01(b) of the Management Services Agreement, the amount “7,145,046” shall be changed to read “8,810,934.”

3.           Amendment to Exhibit B.  Exhibit B to the Management Services Agreement is hereby amended by adding the following to the list of Additional Corporate Services:

•	Operating group management services.

4.           Confirmation of Agreement.  All other terms of the Management Services Agreement shall remain in full force and effect.

5.           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

The parties have duly executed this Agreement as of the date first above written.

SP CORPORATE SERVICES LLC

By:	/s/ Jack L. Howard
	Name:	Jack L. Howard
	Title:	President

HANDY & HARMAN LTD.

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President and CFO

HANDY & HARMAN GROUP LTD.

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President

[Signature Page to Second Amendment to Management Services Agreement]